UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 27, 2015

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1049 Camino Dos Rios Thousand Oaks, California		91360-2362
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 29, 2015, Teledyne Technologies Incorporated issued a press release with respect to its fourth quarter and full year 2014 financial results. That press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference. The information furnished pursuant to this Item 2.02 shall in no way be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.

Item 8.01 Other Events

On January 27, 2015, the Board of Directors of Teledyne Technologies Incorporated approved a stock repurchase program for up to an additional 2,500,000 shares of common stock. A total of 342,148 shares of common stock also remain available for repurchase under the program previously authorized by the Board of Directors in October 2011.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1	Press Release announcing fourth quarter and full year 2014 financial results dated January 29, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/s/ Susan L. Main
Susan L. Main
Senior Vice President and Chief Financial Officer
Dated: January 29, 2015

EXHIBIT INDEX
Description

Exhibit 99.1	Press Release announcing fourth quarter and full year 2014 financial results dated January 29, 2015.